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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 26, 2002




                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-11201                  22-1642321
        --------                     -------                  ----------
 (State of incorporation     (Commission File Number)        (IRS Employer
     or organization)                                    Identification Number)



               41 Fairfield Place, West Caldwell, New Jersey 07006
               ---------------------------------------------------
                    (Address of Principal Executive Offices)




                  Registrant's telephone number: (973) 575-1300





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 26, 2002, Merrimac Industries, Inc. (the "Company") decided to engage Ernst & Young LLP to serve as the Company's independent auditors for 2002. The Company's independent auditor since 1997 has been Arthur Andersen LLP. This determination was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Company. The ratification of the appointment of Ernst & Young LLP will be considered by the Company's stockholders at the 2002 Annual Meeting to be held on June 12, 2002.

         During the years ended December 29, 2001 and December 30, 2000 and through April 26, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         The audit reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended December 29, 2001 and December 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and through April 26, 2002.

         The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen LLP's letter, dated April 30, 2002, stating its agreement with such statements.

         During the years ended December 29, 2001 and December 30, 2000 and through April 26, 2002, the Company did not consult Ernst & Young LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 30, 2002.

         99.1     Press release dated April 30, 2002 of Merrimac Industries,
                  Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MERRIMAC INDUSTRIES, INC.



                                          By: /s/ Robert V. Condon
                                              --------------------------------
                                          Name:  Robert V. Condon
                                          Title: Vice President, Finance and
                                                 Chief Financial Officer
Date: April 30, 2002



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